Exhibit 99.1

1 1 | © 2024 AeroVironment, Inc. – Proprietary Information LEADING THE DEFENSE TECH SECTOR TECHNOLOGY // CAPACITY // EXPERIENCE NASDAQ // NEW YORK CITY 27 JUNE 2024

2 2 | © 2024 AeroVironment, Inc. – Proprietary Information Certain words in this presentation may contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “plan,” or words or phrases with similar meaning. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the impact of our ability to successfully close and integrate acquisitions into our operations and avoid disruptions from acquisition transactions that will harm our business; the recording of goodwill and other intangible assets as part of acquisitions that are subject to potential impairments in the future and any realization of such impairments; any actual or threatened disruptions to our relationships with our distributors, suppliers, customers and employees, including shortages in components for our products; the ability to timely and sufficiently integrate international operations into our ongoing business and compliance programs; reliance on sales to the U.S. government, including uncertainties in classification, pricing or potentially burdensome imposed terms for certain types of government contracts; availability of U.S. government funding for defense procurement and R&D programs; our ability to win U.S. and international government R&D and procurement programs; changes in the timing and/or amount of government spending, including due to continuing resolutions; adverse impacts of a U.S. government shutdown; our reliance on limited relationships to fund our development of HAPS UAS; our ability to perform under existing contracts and obtain new contracts; risks related to our international business, including compliance with export control laws; the extensive and increasing regulatory requirements governing our contracts with the U.S. government and international customers; the consequences to our financial position, business and reputation that could result from failing to comply with such regulatory requirements; unexpected technical and marketing difficulties inherent in major research and product development efforts; the impact of potential security and cyber threats or the risk of unauthorized access to and resulting misuse of our, our customers’ and/or our suppliers’ information and systems;; failure to remain a market innovator, to create new market opportunities or to expand into new markets; our ability to increase production capacity to support anticipated growth; unexpected changes in significant operating expenses, including components and raw materials; failure to develop new products or integrate new technology into current products; any increase in litigation activity or unfavorable results in legal proceedings, including pending class actions; our ability to respond and adapt to legal, regulatory and government budgetary changes, including those resulting from the impact of pandemics and similar outbreaks; our ability to comply with the covenants in our loan documents; our ability to attract and retain skilled employees; the impact of inflation; and general economic and business conditions in the United States and elsewhere in the world; and the failure to establish and maintain effective internal control over financial reporting. For a further list and description of such risks and uncertainties, see the reports we file with the Securities and Exchange Commission. We do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise. Safe Harbor Statement

2024 INVESTOR CONFERENCE

Today's Agenda

8:00 am		CHECK-IN AND BREAKFAST
8:30 am	**Jonah Teeter-Balin**	Welcome and Agenda Overview
8:35 am	**Wahid Nawabi**	Seizing Opportunity in High Growth Defense Tech Sector
8:50 am	**Church Hutton**	Meeting the Mission
9:10 am	**Brett Hush and Trace Stevenson**	Core Portfolios Leading AV's Growth
9:40 am	**Jeff Rodrian**	Leading the Defense Tech Sector with Disruptive Innovations
9:55 am		BREAK
10:15 am	**Brad Truesdell**	Common Control Capabilities
10:35 am	**Dr. Tim Faltemier and Shane Hastings**	MUAS Technology Outpacing the Market
11:10 am	**Kevin McDonnell**	AV is Poised for Growth
11:25 am		Panel Q&A
12:30 PM		LUNCH WITH MANAGEMENT

3 | © 2024 AeroVironment, Inc. – Proprietary Information

AV AeroVironment™

4 4 | © 2024 AeroVironment, Inc. – Proprietary Information

5 5 | © 2024 AeroVironment, Inc. – Proprietary Information IN HIGH-GROWTH DEFENSE TECH SECTOR WAHID NAWABI CHAIRMAN, CHIEF EXECUTIVE OFFICER AND PRESIDENT

6 6 | © 2024 AeroVironment, Inc. – Proprietary Information SEIZING OPPORTUNITY Corporate Snapshot 55+ customers in allied nations $367 $395 $446 $541 $716 2020 2021 2022 2023 2024 AVAV NASDAQ Arlington, VA HQ 1971 FOUNDED ~1,450 EMPLOYEES ANNUAL REVENUE (m) GLOBAL FOOTPRINT 35,000+ of AV platforms execute missions in demanding environments LMS Loitering Munitions UxS Uncrewed Systems* MW MacCready Works Operate in three business segments *formerly Unmanned Systems

7 7 | © 2024 AeroVironment, Inc. – Proprietary Information “The use of autonomous systems is going to be a constant… which includes the first thousand feet of air above the land.” HEIGHTENED GLOBAL THREAT ENVIRONMENT DRIVING DEFENSE SPENDING SEIZING OPPORTUNITY Robust Global Defense Sector • Pre-Ukraine U.S. DoD spending was slow-growing and focused on COIN threats • Current U.S. DoD spending is growing faster in response to near-peer threats • Focused on solutions that provide asymmetric advantages including uncrewed systems and loitering munitions (1) Excludes embargoed nations; Afghanistan, Belarus, China, CAR, DRC, Iran, Libya, Myanmar, Russia, Syria, Venezuela, Yemen, Zimbabwe; | Sources: RSAdvisors Defense Budget Forecasts; National Defense Spending Announcements $744 $777 $994 $342 $350 $281 $452 $373 $444 $179 $196 $229 $1,617 $1,770 $2,217 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2021 2027 Pre-Ukraine 2027 Post-Ukraine North America Europe Asia Pacific MENA South America Other Africa 1.5% PRE- UKRAINE CAGR GLOBAL DEFENSE1 BUDGET BY REGION 2021 – 2027 ($B, Current) 5.4% POST - UKRAINE CAGR

SEIZING OPPORTUNITY

AV in +$12B Markets


OUR FIVE BUSINESS UNITS
GLOBAL TAM
$.7B+
Adapting
UGV
Uncrewed Ground Vehicles
$2B+
Growing
SUAS
Small Uncrewed Aircraft Systems
$4B+
Disrupting
MUAS
Medium Uncrewed Aircraft Systems
$5B+
Rapidly Growing
LMS
Loitering Munition Systems
Innovating & Incubating
MW
MacCready Works
Segment
UMS
LMS
MW
Uncrewed Systems
Loitering Munitions
MacCready Works
BUSINESS SEGMENTS

Sources: SUAS and MUAS figures from "World Military Unmanned Aerial System Report by Teal Group". LMS, UGV Source "Renaissance Strategic Advisors"

8 | © 2024 AeroVironment, Inc. – Proprietary Information

9 9 | © 2024 AeroVironment, Inc. – Proprietary Information Long-Term Growth Drivers Multiple Growth Drivers o Increasing Sales to Conflict Areas o U.S. DoD Programs of Record o Replenishment of Inventories o Growing International Sales o Integration of Autonomous Software Suite on Other Platforms o Organic and Inorganic Opportunities to Double TAM SEIZING OPPORTUNITY

10 10 | © 2024 AeroVironment, Inc. – Proprietary Information AV Core Differentiators STRONG GROWTH IN DEFENSE TECH // POISED TO CAPTURE MARKET SHARE 10 | © 2024 AeroVironment, Inc. – Proprietary Information Technology Scale and Manufacturing Readiness Multi-decade Track Record of Fielding Combat Proven Solutions Industry Leader with Autonomous Solutions Rapid response time to customer feedback ensures our customers maintain their advantage in contested environments Capacity Experience INNOVATION SEIZING OPPORTUNITY

11 11 | © 2024 AeroVironment, Inc. – Proprietary Information IN THE DEFENSE TECH SECTOR CHURCH HUTTON VICE PRESIDENT, GOVERNMENT RELATIONS

MEETING THE MISSION

The View from Washington

AV Capabilities in Operational Environment

- Strategic Competition
- Military Modernization
- Deterrence through Mass

DoD Base Budget [1]

$B	FY23 (Actual)	FY24 (Actual)	FY25 (Request)
DoD	$851	$842	$849
Proc + R&D	$317	$315	$310

Growth Under a Flat Budget

- DoD Topline limited by FRA caps
- R&D and Procurement Flat
- Autonomous Systems & LM Growth
    - Army LASSO
    - Army Medium & Long-Range Recon
    - USMC Organic Precision Fires
    - Replicator
    - SOCOM, Foreign Sales

(1) United States Department of Defense Fiscal Year 2025 Budget Request, April 4, 2024

12 | © 2024 AeroVironment, Inc. – Proprietary Information

MEETING THE MISSION

Maximizing Customer Success

AV Heritage

Small UAS	Loitering Munitions
+40K	*Invented the class*

AV Differentiators vs Competitors

1. Full rate production – we are **leading**
2. Next generation of systems – in **testing now**
3. *Our technology enables this space*

Positioning AV in Washington


PENTAGON
CONGRESS
AV
AeroVironment™
ASSOCIATIONS
AGENCIES


Winning Programs +
Inventing the Next Capability

13 | © 2024 AeroVironment, Inc. – Proprietary Information

14 14 | © 2024 AeroVironment, Inc. – Proprietary Information Loitering Munition Systems and Uncrewed Systems LEADING AV’S GROWTH IN THE DEFENSE TECH SECTOR BRETT HUSH SENIOR VICE PRESIDENT, LOITERING MUNITIONS SYSTEMS TRACE STEVENSON SENIOR VICE PRESIDENT, UNCREWED SYSTEMS

15 15 | © 2024 AeroVironment, Inc. – Proprietary Information

16 16 | © 2024 AeroVironment, Inc. – Proprietary Information LOITERING MUNITIONS & UNCREWED SYSTEMS Proven Track Record – Real World Experience PUMA OPERATOR 67th Brigade in Ukraine 10 April 2024 “We flew a FH Puma 3 in an area that has never been able to be flown by any aircraft successfully for the first time without being detected by foreign radar.” The appearance of U.S. Department of Defense (DoD) visual information does not imply or constitute DoD endorsement.

LOITERING MUNITIONS & UNCREWED SYSTEMS

Key Growth Opportunities

LOITERING MUNITIONS



- U.S. DoD Replicator Initiative
- Army Long Range Precision Munition (LRPM)
- Army Optionally Manned Fighting Vehicle (OMFV)
- Army Low Altitude Stalking and Strike Ordnance (LASSO)
- Marines Organic Precision Fires (OPF)
- International Expansion

UNCREWED SYSTEMS



- Army Long Range Reconnaissance (LRR)
- Army Medium Range Reconnaissance (MRR)
- U.S. Navy EXTUAS
- International Expansion

AV has multiple $1B+ opportunities on the horizon

17 | © 2024 AeroVironment, Inc. – Proprietary Information

18 18 | © 2024 AeroVironment, Inc. – Proprietary Information Expanded Production Capacity1 LOITERING MUNITIONS & UNCREWED SYSTEMS FY 24 $200M FY 25 $500M $1B FY 27+ LOITERING MUNITIONS FY 24 $500M FY 25+ $1B UNCREWED SYSTEMS (1) $ value based on capacity, not expected volume

19 19 | © 2024 AeroVironment, Inc. – Proprietary Information LEADING THE FUTURE OF DEFENSE TECH SECTOR JEFF RODRIAN SENIOR VICE PRESIDENT, MACCREADY WORKS

20 20 | © 2024 AeroVironment, Inc. – Proprietary Information Future Challenges of UAS Warfare DISRUPTIVE INNOVATIONS AV is well positioned to solve these problems as technology moves toward more Autonomous Solutions

DISRUPTIVE INNOVATIONS

Solution – ARK: Autonomy Retrofit Kit


DATALINKS ARE
COMPROMISED

Capable

- Direct compatibility with Puma 3 AE, Puma LE and other UAS solutions

Collaborative

- Enables edge compute for AI perception models and mission applications such as multi-agent collaborative autonomy
- Includes AV's SPOTR-Edge™ for onboard detection, classification, localization and tracking of key objects day or night

Connected

- ATAK plug-in provides seamless mission data and command interface



ARK brings AV's accelerated autonomy to fielded assets and future uncrewed platforms, providing critical advantages to warfighters.

AV's ARK allows for autonomous operation when datalinks are compromised

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22 22 | © 2024 AeroVironment, Inc. – Proprietary Information Solution – VNS: Visual Navigation System DISRUPTIVE INNOVATIONS AV’s VNS allows products to operate in contested environments where GPS is not available VNS allows flight in GPS restricted environments o Onboard system makes estimates of true location based on image feature movements and other internal vehicle sensors o The laser range finder combined with the VIO solution ensures a location accuracy of <100m

DISRUPTIVE INNOVATIONS

Solution – AV's Autonomy Software


AIR DEFENSE
SYSTEMS

AVACORE Facilitates UAS Swarms

- Combination of autonomy and computer-vision software enable multi-UAS capabilities
- Capabilities include surveillance, mapping, target ID, and target tracking where systems coordinate without human intervention to optimally complete mission





AVACORE software suite enables swarms of uncrewed systems to complete complex missions in contested environments

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DISRUPTIVE INNOVATIONS

Autonomy Suite Enables Key Capabilities Today


RAPIDLY
EVOLVING
BATTLEFIELD

ARK + AVACORE + SPOTR Edge deliver advanced AI and Autonomy

- Modular interfaces supports rapid integration with new platforms and applications
- Allows for fully autonomous execution in contested environments
- Increases effectiveness and resilience while reducing operator burdens


Host Platform
Own your Items
Autopilot
Sensors
Radios
Edge Compute
Data Services
AVACORE
Mission Manager
World Model
Autonomy Building Blocks
Interface Layer
Build it once

AV's Autonomy suite enables our customers to quickly adapt to changing conditions through rapid software upgrades

24 | © 2024 AeroVironment, Inc. – Proprietary Information

25 25 | © 2024 AeroVironment, Inc. – Proprietary Information MASS OVERWHELMS: Software defines how multiple systems can operate together to accomplish missions

26 26 | © 2024 AeroVironment, Inc. – Proprietary Information

DISRUPTIVE INNOVATIONS

Demonstration Overview


Sentry Point
Recon Team



Lawrence, KS
Vapor 55 MX w/ ARK & AVACORE
Sentry Mission
Find Target Person



Nasdaq, NYC

Long-distance
Command and Control



Simi Valley, CA
2 Puma AEs w/ ARK & AVACORE
Searching for Target
Follow if detected

27 | © 2024 AeroVironment, Inc. – Proprietary Information
AV AeroVironment

28 28 | © 2024 AeroVironment, Inc. – Proprietary Information

2024 INVESTOR CONFERENCE

Today's Agenda

8:00 am		CHECK-IN AND BREAKFAST
8:30 am	**Jonah Teeter-Balin**	Welcome and Agenda Overview
8:35 am	**Wahid Nawabi**	Seizing Opportunity in High Growth Defense Tech Sector
8:50 am	**Church Hutton**	Meeting the Mission
9:10 am	**Brett Hush and Trace Stevenson**	Core Portfolios Leading AV's Growth
9:40 am	**Jeff Rodrian**	Leading the Defense Tech Sector with Disruptive Innovations
9:55 am		BREAK
10:15 am	**Brad Truesdell**	Common Control Capabilities
10:35 am	**Dr. Tim Faltemier and Shane Hastings**	MUAS Technology Outpacing the Market
11:10 am	**Kevin McDonnell**	AV is Poised for Growth
11:25 am		Panel Q&A
12:30 PM		LUNCH WITH MANAGEMENT

29 | © 2024 AeroVironment, Inc. – Proprietary Information

30 30 | © 2024 AeroVironment, Inc. – Proprietary Information Tomahawk // Kinesis Technology BRAD TRUESDELL VICE PRESIDENT, PRODUCT LINE GM // SUAS

COMMON CONTROL CAPABILTIES

Tomahawk Ecosystem

Tomahawk GCS provides "common control" for the warfighter and solves the battlespace network for robotics

- Kinesis unlocks the power of 20+ air & ground uncrewed systems from over a dozen manufacturers
- All systems are viewable on a single "pane of glass" and controllable from a common user interface
- Employ AI algorithms from a growing ecosystem of vendors
- Collaborate with team members with dynamic handoff, TAK/ATAK interoperability, and bi-directional POI syncing




KINESIS

Modular, Android-based, protocol/comms/platform agnostic, common control

31 | © 2024 AeroVironment, Inc. – Proprietary Information

32 32 | © 2024 AeroVironment, Inc. – Proprietary Information The Problem We are Fixing COMMON CONTROL CAPABILTIES 32 Medium Range Recon 3,000 systems Short Range Recon 7,000 systems Long Range Recon 1,000 systems Soldier Borne Sensor 10,000 systems Logistics 1,000 systems Tethered 1,000 systems CRS(I) 3,250 systems MTRS 1200 systems CRS(H) 300 systems SMET 3,000 systems RCV-L 800 systems Leader Follower 3,000 systems Launched Effects 3,000 systems LASSO 1,500 systems Remote Weapon Stations 3,000 systems Upgraded Sensor Gimbals 500 systems EW Payloads 500 systems GROUND AIR EFFECTS OMFV 3,850 systems o Effective uncrewed systems use is stifled by siloed, hard-to-use, expensive control solutions o Lack of commonality requires significant operator oversight and training o Disconnected systems severely limit advancements in AI, data exchange, and MUMT benefits Over 40,000 robotic systems are in the process of being acquired by the US Army alone

COMMON CONTROL CAPABILTIES

Our Solution KINESIS



AI CAPABILITIES
TACTICAL NETWORK
UNCREWED SYSTEMS
Mission Planning
Indications & Warnings
Enhanced Autonomy
Aided Target Recognition
Training & Simulation
KINESIS
Grip S20
AI-Enhanced
KxM
Video & COT
TAK/ATAK
Puma
Raven
P550
Vapor MX
AV SUAS
AV LMS
AV UGV
SB300
SB600
3rd PARTIES
UGV
nUAS/SBS
SRR
CRS-I
SMET

Tomahawk Robotics GCS can integrate all the AV vehicles and Third Parties into a Cohesive Family of Systems

33 | © 2024 AeroVironment, Inc. – Proprietary Information

COMMON CONTROL CAPABILTIES

A Family of Products that Works Together

Controllers
Handheld & Wearable



Grip S20 & Grip TA5
Samsung TE Controllers

- Streamlined for light infantry, air assault, and special operations
- Integrated USB-C for data transfer and charging without EUD removal
- Extends EUD cold temp range with integrated heater element
- Ideal for mounted-to-dismounted CONOPS

Data Links
Tactically-sized Comms



MxC-Mini
Modular Family of Data Links

- Rugged, SWaP-optimized data link for small uncrewed systems
- Nett Warrior compliant for easy mission loadout optimization
- Available with multiple operating frequencies and radio modules including Wi-Fi

Edge Processors
Wearable Network & AI



KxM
Kinesis Expansion Module

- Powered Nett Warrior compliant USB hub with AI edge compute
- Fully managed network switch with Android management app
- Kinesis Sim preloaded for uncrewed systems training
- Supports the Hyper Enabled Operator, FCD-W, IVAS, and AISUM program objectives

Integrated Systems
Tactically Reconfigurable Kit



RAID System
Next Gen Nett Warrior System

- All of the Tomahawk Ecosystem capabilities in a cable-free design
- Networked, many-to-many UxV command & control – all from a single pane of glass
- Designed as a MOSA system with Government-owned ICDs

Tomahawk products are TAA/NDAA compliant

34 | © 2024 AeroVironment, Inc. – Proprietary Information

COMMON CONTROL CAPABILTIES

Result - Effective Human / Machine Teaming

Synchronization of Uncrewed Systems

Shared real-time video for increased situational awareness
Autonomous teaming for reduced operator workload
Unified, collaborative control of uncrewed systems



Kinesis + Grip S20
MRR/LRR
SRR
SB300
CRS-I
SMET
Network
ATAK/TAK, Kinesis pushed POI Data/Video
ASSAULT ELEMENT
1st & 2nd Squad
SB300 Operator
C2 ELEMENT
PL & 3rd SQD
SUPPORT ELEMENT
Weapons Squad
SRR & CRS-I Operator

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36 36 | © 2024 AeroVironment, Inc. – Proprietary Information Positioning Aligns with Customer Needs COMMON CONTROL CAPABILTIES Customers include the largest buyers of robotics technology and leading robotics OEMs

COMMON CONTROL CAPABILTIES

Examples of Customer Need

ARMY

RAC2, MRR, LRR, LASSO

Tomahawk addresses **RAC2** program needs by enabling common control of US Army tactical unmanned systems. Kinesis software unlocks over 20 air & ground unmanned systems that align to current Army PORs.

The **MRR and LRR** programs will provide organic maneuver battalions an uncrewed air vehicle designed to provide both ISR and modular payloads with a common software between Group 1 and II UAS.

The Army's **LASSO** program will deliver Brigade and below long-range UAS strike effects meant to destroy enemy tanks and light armored vehicles.

MARINE CORPS

RAID, ARTEMIS, MEGFoS

The **RAID** program enables control of tactical unmanned systems and provides communication from a single chest-worn end-user device and tactical pack with interchangeable RF modules. It will be GFE for programs such as **TRUAS**, **OPF**.

The **MEGFoS** program is the advanced tactical electronic warfare capability for the Marines. Tomahawk's KxM and RAID offerings will provide compute and networking capabilities for this program.

NAVY

FlexCSR, RLAC

FlexCSR is an upgrade for the MTRS data link that enables type 1 equivalent secure communications and provides for enhanced network functionality.

The Remote Large Area Clearance (**RLAC**) Program enables the use of disparate EOD platforms to search for, locate and render safe unexploded ordnance.

SOF

EOTACS/UCC, GOPSS, FCD-W

The **EOTACS** program will transition Universal Common Control (**UCC**) program work from JSOC to the larger SOCOM enterprise.

SOCOM's Field Compute Device – Wearable (**FCD-W**) program seeks to deliver next-generation hub/edge compute capabilities for SOCOM.

SOCOM's Ground Organic Precision Strike System (**GOPSS**) program seeks to provide a family of loitering munitions for SOCOM.

INTERNATIONAL

HMT, Int'l Resellers

The **HMT** program is centered around delivering integration of Robotics and Autonomous Systems (RAS) and delivering them to a brigade combat team. Similar to the US Army's needs, Kinesis will integrate these systems and provide common control for the British Army.

Reseller agreements open Tomahawk's entire catalog of products throughout Europe (NATO and Allies), Australia, and other 5EYES nations, expanding Tomahawk's footprint and increasing revenue.

Tomahawk Robotics' product offerings align to significant multi-year programs

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38 38 | © 2024 AeroVironment, Inc. – Proprietary Information

COMMON CONTROL CAPABILTIES

Benefit to AV of Tomahawk Ecosystem

Kinesis and Tomahawk GCS will be the AeroVironment Software and Hardware solutions of the future



- Provides AV with a multi-domain, common control solution across AV offerings and enables interoperability with 3rd party platforms
- Provides modern development pipeline for cross-segment collaboration
- Ensures MOSA compliance / software modularity allowing customers and other 3rd parties to develop into the Kinesis Ecosystem
- Shortens path to Command and Control of future platforms (P550, etc.)
- Enables integration, sale, and deployment of AV software

39 | © 2024 AeroVironment, Inc. – Proprietary Information

AV AeroVironment

40 40 | © 2024 AeroVironment, Inc. – Proprietary Information MUAS TECHNOLOGY DR. TIM FALTEMIER VICE PRESIDENT, PRODUCT LINE GENERAL MANAGER, LEAP SHANE HASTINGS VICE PRESIDENT, PRODUCT LINE GENERAL MANAGER, MUAS

41 41 | © 2024 AeroVironment, Inc. – Proprietary Information JUMP LEAP AUTONOMY ONBOARD 20 + LEAP AUTONOMY JUMP 20 CONOPs

42 42 | © 2024 AeroVironment, Inc. – Proprietary Information WILDCAT: CONOPS

43 43 | © 2024 AeroVironment, Inc. – Proprietary Information LONG-TERM FINANCIAL MODEL KEVIN MCDONNELL CHIEF FINANCIAL OFFICER AND SENIOR VICE PRESIDENT

Multiple Pathways for Sustained Growth

AV HAS SEVERAL OPPORTUNITIES FOR GROWTH OVER TIME


REVENUE
New Products from MacCready Works
Long Range ISR, Autonomous Platforms, Software, Space Robotics, Contested Logistics, etc...
LMS Programs of Records
OPF, OMFV, LASSO, Replicator, LRR, MRR, LRPM, etc.
Group 1, 2 & 3 Replacement Cycles
U.S. Replenishment of Switchblades
Sales of SB and Other Products to Allies
Ukraine Sales
TIME
1–2 years
3–5 years
5–10 years

44 | © 2024 AeroVironment, Inc. – Proprietary Information

POISED FOR GROWTH

Large Programs on Horizon



LMS

- **Army** Low Altitude Stalking and Strike Ordnance (LASSO)
- **Marines** Organic Precision Fire Programs Light, Mounted and Unmounted
- **U.S. DoD** Replicator
- **ARMY** Long Range Precision Munition (LRPM)
- **ARMY** Optionally Manned Fighting Vehicle (OMFV)



MUAS

- Global Replacement Cycle for Group 2/3 in Next Three Years
- **U.S. Navy** EXTUAS



SUAS

- **ARMY** Long Range Reconnaissance (LRR)
- **ARMY** Medium Range Reconnaissance (MRR)
- Multiple International Opportunities

AEROVIRONMENT IS WELL POSITIONED TO COMPETE IN EACH OF THESE PROGRAMS

45 | © 2024 AeroVironment, Inc. – Proprietary Information

46 46 | © 2024 AeroVironment, Inc. – Proprietary Information (1) Refer to Reconciliation of Fiscal Year 2024 Non-GAAP Diluted Earnings Per Share Expectations on Appendix A (2) Refer to Adjusted EBITDA reconciliation on Appendix B (3) Refer to Reconciliation of Fiscal Year 2024 Non-GAAP Diluted Earnings Per Share on Appendix C (4) Refer to Reconciliation of Non-GAAP Fiscal Year 2024 Adjusted EBITDA Expectations on Appendix D Fiscal 2025 Outlook POISED FOR GROWTH AS OF 06/26/2024 FY24 RESULTS FY25 GUIDANCE EXPECTED % CHANGE (TO MIDPOINT) Revenue $717 million $790 million - $820 million 12% Net (Loss)/Income4 $60 million $74 million – $83 million --- Adjusted EBITDA2 $128 million $143 million–$153 million4 16% Earnings/(Loss) Per Share (diluted) $2.18 $2.61 – $2.92 --- Non-GAAP Earnings3 Per Share (diluted) $2.99 3 $3.18 – $3.49 1 12% Expect R&D Expenses between 12%-13% of Revenues in FY25. Updated Guidance

47 47 | © 2024 AeroVironment, Inc. – Proprietary Information Long Term Financial Performance POISED FOR GROWTH AVERAGE FY20-FY24 MID-POINT1 FY25 LONG TERM Revenue Growth % 15% 10%-15% Organic Growth 10% to 15% Total Growth 20+% R&D Investment 13% 12%-13% 10% to 12% Near Term 8% to 10% Longer Term Adjusted EBITDA %2 17% 18%-19% Achieve 20%+ Next 3-5 Years Longer Term 22% to 24% (1) Mid-Point of Revenue and Adjusted EBITDA Guidance Range of $790M to $820M for revenue and $143M to $153M for Adjusted EBITDA. Refer to Adjusted EBITDA reconciliation on Appendix B. (2) Adjusted excludes intangible amortization, deal costs, stock-based compensation and other extraordinary items. Refer to Adjusted EBITDA reconciliation on Appendix B.

48 48 | © 2024 AeroVironment, Inc. – Proprietary Information Acquisition Strategy AV Strategy Build a portfolio of leading-edge solutions leveraging current market position in Uncrewed systems and AI/autonomy enabling software targeted at defense and public safety markets. AV Future State Integrated portfolio of distributed, intelligent, multi-domain robotic systems, software and components for defense and public safety markets. AV Acquisition Strategy Target companies currently within the Uncrewed systems market that include software and subsystems along with companies that broaden our portfolio into adjacent markets by leveraging current capabilities. AV Goal Continue positioning AV as the leading Defense Tech Company focused on high-growth segments of the defense and public safety markets where agile innovation is critical to the defense of the U.S. and its allies. POISED FOR GROWTH

TAM Today $12B+

CURRENT FOOTPRINT PROVIDES STRONG ORGANIC GROWTH RUNWAY (15%+)


LOITERING MUNITIONS
GROUP 2/3 UAS
RDT&E US DOD
UNCREWED GROUND VEHICLES
GROUP 1 UAS
BATTLEFIELD COMMS
MACHINE VISION SOFTWARE

49 | © 2024 AeroVironment, Inc. – Proprietary Information

Target TAM $30B+

OPPORTUNITY TO EXPAND TAM BASED UPON CORE CAPABILITIES & ADJACENT MARKETS ***BUILDING A MULTI-BILLION DOLLAR DEFENSE TECH COMPANY***


COUNTER UAS
LOITERING MUNITIONS
PAYLOADS
CONTESTED LOGISTICS
RADAR SYSTEMS
GROUP 2/3 UAS
BATTLEFIELD COMMS
MACHINE VISION SOFTWARE
RDT&E US DOD
BATTLEFIELD MANAGEMENT
UNCREWED SURFACE VEHICLES
UNCREWED GROUND VEHICLES
GROUP 1 UAS

50 | © 2024 AeroVironment, Inc. – Proprietary Information

51 51 | © 2024 AeroVironment, Inc. – Proprietary Information AVAV Investment Highlights POSITIONED FOR GROWTH OVER THE NEAR- AND LONG-TERM | © 2024 AeroVironment, Inc. – Proprietary Information Growth Platforms STRONG GROWTH IN DEFENSE TECH // POISED TO CAPTURE MARKET SHARE Technology Scale and Manufacturing Readiness Multi-decade Track Record of Fielding Combat Proven Solutions Industry Leader with Autonomous Solutions Capacity Experience Ready for Inorganic Opportunities

52 52 | © 2024 AeroVironment, Inc. – Proprietary Information MODERATED BY: JONAH TEEETER-BALIN SENIOR DIRECTOR, CORPORATE DEVELOPMENT & INVESTOR RELATIONS

53 53 | © 2024 AeroVironment, Inc. – Proprietary Information APPENDIX B – RECONCILIATION OF FISCAL YEAR 2024 NON-GAAP DILUTED EARNINGS PER SHARE EXPECTATIONS (UNAUDITED)

54 54 | © 2024 AeroVironment, Inc. – Proprietary Information APPENDIX D – HISTORICAL ADJUSTED EBITDA RECONCILIATION

55 55 | © 2024 AeroVironment, Inc. – Proprietary Information APPENDIX F – RECONCILIATION OF FISCAL YEAR 2024 NON-GAAP EARNINGS PER DILUTED SHARE (UNAUDITED) Fiscal Year Ended April 30, 2024 Earnings (loss) per diluted share $ 2.18 Acquisition-related expenses 0.06 Amortization of acquired intangible assets and other purchase accounting adjustments 0.54 Equity method and equity securities investments activity, net 0.21 Goodwill impairment — Accelerated intangible amortization — Earnings per diluted share as adjusted (Non-GAAP) $ 2.99

56 56 | © 2024 AeroVironment, Inc. – Proprietary Information APPENDIX E – RECONCILIATION OF NON-GAAP FISCAL YEAR 2024 ADJUSTED EBITDA EXPECTATIONS